UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 19, 2018

Prudential Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-55084	46-2935427
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1834 West Oregon Avenue, Philadelphia, Pennsylvania	19145
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(215) 755-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 7.01	Regulation FD Disclosure

On November 19, 2018, Prudential Bancorp, Inc. (the “Company”) issued a press release announcing the declaration by the Board of Directors on November 19, 2018, of a quarterly cash dividend of $0.05 per share of common stock.  The dividend is payable on December 21, 2018 to shareholders of record as of December 7, 2018. In addition, the Company also announced on November 19, 2018 the adoption of the Company’s third stock repurchase program which will commence upon completion of the Company’s second stock repurchase program (the adoption of which was announced in July 2015). The second program will cover 900,000 shares of common stock or approximately 10% of the Company’s issued and outstanding shares. Repurchases pursuant to the third repurchase program will not commence until after the later to occur of the second day subsequent to the announcement of the Company’s operating results for the quarter and fiscal year ended September 30, 2018 or the completion of the Company’s current repurchase program. For additional information, reference is made to the Company’s press release, dated November 19, 2018, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.  The press release attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose except as shall be expressly set forth by specific reference to such filing in other filings of the Company into which it may be incorporated.

Item	9.01	Financial Statements and Exhibits
	(a)	Not applicable.
	(b)	Not applicable.
	(c)	Not applicable.
	(d)	The following exhibits are included with this Report:

Exhibit No.	Description
99.1	Press release announcing (i) declaration of quarterly cash dividend and (ii) adoption of the third stock repurchase program, dated November 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRUDENTIAL BANCORP, INC.

	By:	/s/Jack E. Rothkopf
	Name:	Jack E. Rothkopf
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

Date: November 19, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing (i) declaration of quarterly cash dividend and (ii) adoption of the third stock repurchase program, dated November 19, 2018